Exhibit 10.10

FORM OF PARTNERSHIP CLASS PI COMMON UNIT AWARD AGREEMENT (U.S.)

IN MAKING AN INVESTMENT DECISION, INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE ISSUER AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THE AWARD UNITS (AS DEFINED BELOW) AWARDED HEREBY HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE OR NON-U.S. SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE AWARD UNITS AWARDED HEREBY ARE SUBJECT TO AND SHALL BE TRANSFERABLE ONLY IN ACCORDANCE WITH THE PROVISIONS HEREIN AND PROVISIONS OF THE LPA (AS DEFINED BELOW) AND, TO THE EXTENT APPLICABLE, IN THE STOCKHOLDERS’ AGREEMENT (AS DEFINED BELOW), INCLUDING, WITHOUT LIMITATION, THOSE CONTAINED IN ARTICLE X OF THE LPA. TRANSFER RESTRICTIONS SET FORTH HEREIN ARE IN ADDITION TO AND NOT IN LIMITATION OF SUCH RESTRICTIONS IN THE LPA.

THE AWARD UNITS HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT (AS DEFINED BELOW), OR UNDER THE SECURITIES LAWS OF ANY STATE, AND, EXCEPT AS PROVIDED IN THE LPA, MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, HYPOTHECATED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE AWARD UNITS UNDER THE SECURITIES ACT AND APPLICABLE STATE LAWS OR AN EXEMPTION THEREFROM.

This PARTNERSHIP CLASS PI COMMON UNIT AWARD AGREEMENT (this “Agreement”) is made and entered in on              with respect to an award granted and made on              (the “Grant Date”) by and among The We Company PI L.P., a Cayman Islands exempted limited partnership, (the “Partnership”), The We Company, a Delaware corporation (the “Company”),              (the “Recipient”) and, solely for purposes of Section 12(p), Adam Neumann.

RECITALS

A.    The Partnership is agreeing to issue Award Units of the Partnership (the “Award Units”) and the Company is agreeing to issue shares of Class C Common Stock of the Company (“Class C Common Stock”) to the Recipient subject to the terms and conditions contained herein and in the Amended and Restated Agreement of Exempted Limited Partnership of The We Company PI L.P., dated on July 16, 2019 (together with any Schedules and Exhibits thereto, as hereafter amended, restated, modified, supplemented or replaced from time to time, the “LPA”). Transfer restrictions in the LPA are in addition to and not in limitation of the restrictions set forth herein. Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the LPA or, if not otherwise defined therein, in the Mgmt ELP LPA.

B.    The grant evidenced by this Agreement, together with the LPA (and the respective exhibits of each), is a written compensation contract within the meaning of Rules 701 and 405 under the Securities Act of 1933, as amended (the “Securities Act”), and the grant of Award Units is intended to qualify for the exemption from registration under the Securities Act provided by Rule 701; provided, however, to the extent that the Recipient is an “accredited investor” (as defined in Rule 501(a) under the Securities Act) (an “Accredited Investor”) or is an otherwise sophisticated investor within the meaning of Section 4(a)(2) of the Securities Act, the grant evidenced by this Agreement may be exempt from registration under the Securities Act under another exemption, including, without limitation, Rule 506 under the Securities Act.

C.    The Recipient has, in connection with the execution of this Agreement, expressed to the Partnership and to the Company the Recipient’s intention to donate to a charity of the Recipient’s choosing an amount equal to ten percent (10%) of the proceeds received by the Recipient in connection with the Award (as defined below).

D.    The Partnership, the Company and the Recipient desire to enter into this Agreement to set forth the terms and conditions of the grant of Award Units and shares of Class C Common Stock to the Recipient.

AGREEMENT

NOW THEREFORE, in consideration of the mutual covenants set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement agree as follows:

1.    Grant of Award Units.

(a)    In reliance on the representations and warranties contained herein and in the LPA, the Partnership hereby issues to the Recipient an aggregate of              Award Units (the “Award”) and the Company hereby grants to the Recipient              shares of Class C Common Stock. The Class C Common Stock and Award Units are subject to the terms and conditions set forth in this Agreement and the LPA, including the provisions herein related to vesting and forfeiture. The Award Units represent interests in the profits of the Partnership being granted as additional consideration for services anticipated to be provided to or for the benefit of Affiliates of the Partnership on or after the Grant Date. The Award Units are intended to meet the definition of a “profits interest” in IRS Revenue Procedures 93-27 and 2001-43, and the provisions of this Agreement shall be interpreted and applied consistently with such intention. Class C Common Stock issued under the Agreement shall be subject to the same vesting and forfeiture restrictions and adjustment provisions that apply to the Award Units to which the shares of Class C Common Stock relate. Any equitable adjustments with respect to Class C Common Stock shall preserve substantially similar voting rights with respect to any successor or ultimate parent; provided that, in the case of an Acquisition (as such term is defined in Exhibit A), such voting rights shall be substantially similar to the voting rights granted with respect to the Class B Common Stock of the Company in such Acquisition.

(b)    The Recipient shall have all rights of a holder of Award Units of the Partnership as set forth in the LPA; provided, however, that all terms and conditions contained in this Agreement and the LPA shall apply to each Award Unit granted hereunder and to any other securities distributed with respect to such Award Units. For purposes of the LPA, the Aggregate Distribution Threshold, the Distribution Threshold Per Profits Interest and the Strike Price Catch–up Amount with respect to the Corresponding Profits Interests Units for the Award Units granted hereunder shall be determined as of the Grant Date based upon the valuation being conducted by Alvarez and Marsal for such purpose (as such valuation may be corrected by Alvarez and Marsal, if applicable) and shall be communicated in writing by the Partnership to the Recipient as soon as practicable following the Grant Date, which written communication shall form a part of this Agreement. The Catch-up Base Amount shall be $[            ], including for purposes of determining the amounts in the preceding sentence with respect to each of the Award Units.

2.    Vesting and Forfeiture of Award Units. The provisions governing the vesting and forfeiture of the Award are set forth on Exhibit A hereto. Immediately upon the termination of the Recipient’s employment with the Company and its Subsidiaries, all unvested Award Units will be immediately forfeited to the Partnership and the related shares of Class C Common Stock will be cancelled.

3.    Forfeiture. Upon the forfeiture of any Award Units pursuant to this Agreement and Exhibit A hereto, (a) (i) with respect to any such Award Unit that was not Transferred in a manner that triggered the partial redemption of its corresponding share of Class C Common Stock pursuant to Section 7.7 of the Amended and Restated Agreement of Exempted Limited Partnership of The We Company Management Holdings L.P., dated on July 15, 2019 (together with the Schedules and Exhibits thereto, as hereafter amended, restated, modified, supplemented or replaced, the “Mgmt ELP LPA”), one share of Class C Common Stock shall be cancelled and (ii) with respect to any such Award Unit that was Transferred in a manner that triggered the partial redemption of its corresponding share of Class C Common Stock pursuant to Section 7.7 of the Mgmt ELP LPA, one-tenth (1/10) of one share of Class C Common Stock shall be cancelled, (b) the Recipient (and the Recipient’s heirs, transferees, successors and assigns) shall thereafter have no right, title or interest whatsoever in such forfeited Award Units and cancelled shares of Class C Common Stock, and (c) such forfeited Award Units shall be returned to the Partnership. The Recipient (and the Recipient’s heirs, transferees, successors and assigns) shall receive no payment from the Partnership in connection with the forfeiture of any Award Units or cancelled shares of Class C Common Stock, including no distribution or payment in respect of the Recipient’s Capital Account, and any positive balance in the Recipient’s Capital Account related to any Award Units forfeited under this Section 3 shall be forfeited by the Recipient.

4.    Limitations on Transfer. Except as expressly provided in the LPA, the Recipient may not Transfer or offer to Transfer any Award Units.

5.    Representations and Warranties of the Recipient. The Recipient hereby represents and warrants to the Partnership as of the date of this Agreement as follows:

(a)    The Recipient’s domicile is             . All discussions related to this Agreement and the Award Units, and the offer and acceptance of this Agreement and the Award Units granted hereunder, occurred in the State of New York.

(b)    The Recipient qualifies as an Accredited Investor under the Securities Act.

(c)    The Recipient has such knowledge and experience in financial and business matters that the Recipient is capable of evaluating the merits and risks of the investment to be made by Recipient hereunder. The Recipient understands and has taken cognizance of all the risk factors related to the investment in the Award Units.

(d)    The Recipient is acquiring the Award Units for the Recipient’s own account for investment and not with any view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act.

(e)    The Recipient understands that (i) the Award Units have not been registered under the Securities Act or applicable state securities laws, in reliance on exemptions from registration under the Securities Act and applicable state securities laws and (ii) no federal or state agency has made any finding or determination as to the fairness for investment, nor any recommendation or endorsement, of the Award Units.

(f)    The Recipient acknowledges and agrees that (i) except as expressly provided for in this Agreement, no representations or warranties have been made to the Recipient by the Partnership, the General Partner, any other Limited Partner, any officer, agent, employee or Affiliate of the Partnership, or any other Persons with respect to the Recipient’s investment in the Award Units, (ii) other than this Agreement and the LPA, there are no agreements, contracts, understandings or commitments between the Recipient on the one hand and the Partnership, the General Partner, any other Limited Partner, any officer, agent, employee or Affiliate of the Partnership on the other hand, with respect to the Recipient’s investment in the Award Units, (iii) in entering into this transaction the Recipient is not relying upon any information, other than that contained in the LPA, this Agreement and the results of the Recipient’s own independent investigation, (iv) the Recipient’s financial situation is such that the Recipient can afford to hold the Award Units for an indefinite period of time, has adequate means for providing for the Recipient’s current needs and personal contingencies, and can afford the eventuality that the Award Units may ultimately have no value, (v) the future value of the Award Units is speculative, and (vi) the Recipient’s investment in the Award Units is subject to dilution by, among other things, the issuance of additional Partnership Interests by the Partnership and the Recipient is not entitled to any preemptive, tag-along, information or other minority investor rights with respect to the Award Units, other than as expressly set forth in this Agreement, the LPA or as otherwise provided under applicable law.

(g)    The Recipient is fully informed and aware of the circumstances under which the Award Units must be held and the restrictions upon the resale of the Award Units under the Securities Act and any applicable state securities laws. The Recipient understands that the Recipient must bear the economic risk of this investment in the Award Units for an indefinite period of time because the Award Units have not been registered under the Securities Act and, therefore (without limitation of the terms hereof or the LPA), cannot be sold unless they are registered under the Securities Act and any applicable state securities laws or unless an exemption from such registration is available, that the availability of an exemption may depend on factors over which the Recipient has no control, and that unless so registered or exempt from registration, the Award Units may be required to be held for an indefinite period. The Recipient understands that an exemption from registration is not presently available pursuant to Rule 144 promulgated under the Securities Act, that there is no assurance that such exemption will ever become available to the Recipient, and that even if it were to become available, sales pursuant to Rule 144 may be limited in amount and could only be made in full compliance with the provisions of Rule 144.

(h)    The Recipient has received, reviewed, and contemporaneously herewith become a party to, the LPA. The Recipient acknowledges and agrees that the Award Units are subject to the provisions of the LPA.

(i)    The Recipient has full authority to enter into this Agreement and the LPA, and to perform the Recipient’s obligations hereunder and thereunder. This Agreement and requirements described in Section 12(k) have been duly and validly completed and delivered by the Recipient and constitute legal, valid and binding obligations of the Recipient, enforceable against the Recipient in accordance with their terms, subject, as to the enforcement of remedies, to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or other similar law of general application affecting creditors and general principles of equity. The execution, delivery and performance of this Agreement and the LPA does not and will not conflict with, violate or cause a breach of any agreement, contract or instrument to which the Recipient is a party or any judgment, order, decree or law to which the Recipient is subject.

(j)    The Recipient understands that the Partnership’s agreement to grant the Award Units to the Recipient is predicated, in part, on the representations, warranties and covenants of the Recipient contained herein and in the LPA.

(k)    All representations and warranties of the Recipient contained herein shall survive the execution of this Agreement and the grant of the Award Units contemplated hereby.

6.    Clawback. The Award Units are subject to (a) any compensation recovery or clawback policy consistent with Section 304 of the United States Sarbanes-Oxley Act of 2002, as amended, and any other legally required recovery or clawback; and (b) any other compensation recovery or clawback policy that the Company may adopt in the future.

7.    No Right of Continued Employment. Neither the grant of the Award Units nor anything contained in this Agreement shall confer upon the Recipient any right to commence or continue in the employ or service of the Partnership, the Company, its Subsidiaries or any of their Affiliates, or to prohibit or restrict the Partnership or any of its Subsidiaries from terminating the Recipient’s employment or service at any time or for any reason whatsoever, with or without cause, notwithstanding the effect any such action may have on the Recipient, this Agreement, the LPA or any Award Units that are granted under this Agreement and notwithstanding that this Agreement is being entered into with respect to services anticipated to be provided to the Company, its Subsidiaries or any of their Affiliates on or after the date hereof.

8.    Tax Withholding. If the Partnership or any of its Affiliates is required to withhold (or is determined to have been required to withhold) federal or state income taxes or other taxes upon the grant, forfeiture or vesting of the Award Units, or the related lapse of the forfeiture conditions, the Recipient will promptly pay in cash to the Partnership, or the Affiliate having such obligation, such amounts as will be necessary to satisfy such obligation (including any interest and other additional amounts). Without duplication of the foregoing, in the event that the Partnership or any of its Affiliates becomes required, as the result of a subsequent determination by an applicable taxing authority, to pay a tax (including interest and any other amounts associated therewith) that reduces the obligation of the Recipient to pay federal or state income taxes or other taxes, the Recipient will indemnify and hold harmless the Partnership and all relevant Affiliates for the amount of such tax reduction to the Recipient, together with interest and other amounts that were payable by the Partnership and its Affiliates in connection with such taxes. The parties will use reasonable best efforts to minimize any such amounts.

9.    Tax Consequences; K-1. The Partnership shall not be liable or responsible in any way for the tax consequences to the Recipient relating to the structure, grant, ownership, or vesting and related lapsing of any forfeiture conditions, of the Award Units hereunder. The Recipient agrees to determine and be responsible for any and all tax consequences to the Recipient related to the structure, grant, ownership, or vesting and related lapsing of any forfeiture conditions, of the Award Units. By accepting the Award Units, the Recipient acknowledges that the Partnership is treated as a partnership for U.S. federal and applicable state and local income tax purposes and that the Recipient will be treated as a partner for all such purposes with respect to the Award Units. Accordingly, the Recipient acknowledges that, among other things, the Recipient will receive an annual Schedule K-1 from the Partnership requiring that the Recipient report on the Recipient’s individual tax return the Recipient’s distributive share of the Partnership’s income, gain, loss, deductions and credits. Further, the Recipient acknowledges that the Recipient’s status may have adverse consequences to the Recipient with respect to matters in which employees may be treated more favorably than partners, such as entitlement to and the tax treatment of fringe benefits, employee benefit plans, payroll taxes, and possible self-employment tax liability. The Recipient acknowledges that neither the Partnership nor any of its Affiliates will have any obligation to hold the Recipient harmless from any such consequences. Neither the Partnership nor any of its Affiliates has made and none of them will make any statements or representations to the Recipient concerning the tax consequences arising from the structure, grant, issuance and holding of the Award Units contemplated by this Agreement and will have no obligation to indemnify or hold harmless the Recipient for any claims or liabilities arising from such consequences.

10.    Mandatory 83(b) Election. The Recipient acknowledges that the Recipient is required to file, and it shall be a condition subsequent to the issuance of the Award Units hereunder to file, an election under Section 83(b) of the Code in the form attached hereto as Exhibit B in accordance with the LPA and that the filing of such election is the Recipient’s responsibility. The Section 83(b) election form must be filed within thirty (30) days of the grant of the Award Units. The Recipient further acknowledges that the Recipient (and not the Partnership or any of its agents) will be solely responsible for filing such form with the IRS, even if the Recipient requests the Partnership or its agents to make this filing on the Recipient’s behalf and even if the Partnership or its agents have previously made this filing on the Recipient’s behalf. The Recipient will promptly deliver a copy of such completed section 83(b) election form to the Partnership.

11.    Interpretation of this Agreement; Preeminence. To the extent that any provision of the LPA conflicts with the terms of, or does not provide for any term expressly set forth in, this Agreement, the provisions of the LPA shall supersede and control the provisions of this Agreement as they apply to the Award Units. In the event the LPA is amended in a manner that results in the renumbering of one or more sections, references in this Agreement to sections of the LPA shall refer instead to the applicable renumbered sections which correspond to the original references.

12.    Miscellaneous Provisions.

(a)    Notices. All notices to a party under this Agreement shall be made as required by Section 10.8 of the LPA.

(b)    Entire Agreement. This Agreement, the Exhibits hereto and the LPA embody the complete agreement and understanding among the parties hereto with respect to the grant of the Award Units and Class C Common Stock and shall supersede and preempt any prior agreements and understandings among the parties hereto, written or oral, with respect thereto, including, without limitation, any equity term sheet applicable to the grant of the Award Units hereunder.

(c)    Severability. In the event that any provision of this Agreement, as applied to any party or to any circumstance, shall be adjudged by a court to be void, unenforceable or inoperative as a matter of law, then the same shall in no way affect any other provision in this Agreement, the application of such provision in any other circumstance or with respect to any other party, or the validity or enforceability of the Agreement as a whole.

(d)    Waiver. Any agreement on the part of a party to any extension or waiver of any provision of this Agreement shall be valid only if set forth in an instrument in writing signed on behalf of such party. No failure by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof shall constitute a waiver of any such breach or any other covenant, duty, agreement or condition.

(e)    Governing Law. This Agreement and the legal relations among the parties shall be governed by, and construed and enforced in accordance with, the laws of the Cayman Islands, without regard to its conflict of laws rules.

(f)    Dispute Resolution. Any unresolved controversy or claim arising out of or relating to this Agreement, except as (i) otherwise provided in the LPA, or (ii) any such controversies or claims arising out of either party’s intellectual property rights for which a provisional remedy or equitable relief is sought, shall be subject to and governed by the Employment Dispute Resolution Program which the Recipient has agreed to in connection with Recipient’s employment with an Affiliate of the Company.

(g)    Construction. This Agreement shall be construed as if all parties hereto prepared this Agreement.

(h)    Descriptive Headings; Interpretation. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a substantive part of this Agreement. Whenever required by the context, any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa. The use of the word “including” in this Agreement shall be by way of example rather than by limitation. Reference to any agreement, document or instrument means such agreement, document or instrument as amended or otherwise modified from time to time in accordance with the terms thereof, and if applicable hereof.

(i)    Counterparts. This Agreement and any amendments hereto may be executed in multiple counterparts, each of which shall be deemed an original and all of which together shall constitute one agreement.

(j)    Delivery by Facsimile or Electronic .PDF. This Agreement, the agreements referred to herein and each other agreement or instrument entered into in connection herewith or therewith or contemplated hereby or thereby, and any amendments hereto or thereto, to the extent signed and delivered by means of a facsimile machine or electronic .pdf, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto or to any such agreement or instrument, each other party hereto or thereto shall re-execute original forms thereof and deliver them to all other parties. No party hereto or to any such agreement or instrument shall raise the use of a facsimile machine or computer or similar machine with respect to an electronic pdf to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of any such machine as a defense to the formation or enforceability of a contract and each such party forever waives any such defense. Sections 8 and 19 of the Electronic Transactions Law (2008 Revision) of the Cayman Islands shall not apply.

(k)    Joinder to the LPA. Contemporaneously herewith the Recipient has executed and delivered the Joinder in the form attached hereto as Exhibit D.

(l)    Spousal Consent. If the Recipient is married, the General Partner requires the Recipient to cause the Recipient’s spouse to execute a form of consent of spouse in the form attached hereto as Exhibit C.

(m)    Successors and Assigns. The Partnership may assign any of its rights under this Agreement to any Affiliate of the Partnership. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Partnership. Subject to the restrictions on Transfer set forth herein and in the LPA, this Agreement shall be binding upon the Recipient and the Recipient’s heirs, executors, administrators, legal representatives, successors and assigns.

(n)    Power of Attorney. The Recipient hereby irrevocably constitutes and appoints each of the General Partner (or its successor as such) and any of its officers with full power of substitution, acting jointly or severally, as its attorney-in-fact and agent to sign, execute and deliver, in its name and on its behalf, all or any such agreement, deeds, instruments, documents and/or any counterpart thereof or certificates or to take any such action as it deems necessary from time to time or as is required under any applicable law to admit the Recipient as a Limited Partner of the Partnership or to conduct the business of the Partnership, including

(without limitation) the power and authority to sign, execute and deliver (or attach signature pages to) the Partnership Agreement and all agreements (including any subscription agreements), deeds, instruments or documents relating thereto. This power of attorney is irrevocable and is given to secure a proprietary interest of the General Partner or the performance of an obligation owed to the General Partner.

(o)    California Residents. The provisions of Exhibit E shall apply if, as of the Grant Date, the Recipient is a resident of the State of California.

(p)    Irrevocable Proxy and Power of Attorney. The Recipient hereby constitutes and appoints as proxy of Recipient, and grants power of attorney, to each of Adam Neumann and any designee of Adam Neumann, with full power and authority in the name of, and for and behalf of, Recipient, with respect to any matters submitted to the stockholders of the Company for vote or consent, and authorizes each of each of Adam Neumann and any designee of Adam Neumann to vote all of the Proxy Shares in any such matter, which proxy shall be (i) coupled with an interest in all Proxy Shares and (ii) irrevocable for so long as the Recipient holds any Proxy Shares. For the purposes of the foregoing, “Proxy Shares” means, collectively, all Class C Common Stock (other than those shares of Class C Common Stock subject to that certain Voting Agreement, dated as of             , by and between the Recipient and the Company) and all shares of Class B Common Stock of the Company issued in connection with a redemption of the Award Units pursuant to the terms of the LPA and Mgmt ELP LPA (including indirectly and through several transactions).

**SIGNATURE PAGE FOLLOWS**

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

THE WE COMPANY PI L.P.

By:	THE WE COMPANY MC LLC, its General Partner

By:
Name:
Title:

THE WE COMPANY

By:
Name:
Title:

[Signature Page to PI Award Agreement]

RECIPIENT:

Name:
Address:

Email:

[Signature Page to PI Award Agreement]

SOLELY FOR PURPOSES OF SECTION 12(p), ADAM NEUMANN:

Name:
Address:

Email:

[Signature Page to PI Award Agreement]

EXHIBIT A

Provisions Regarding Vesting and Forfeiture

Vesting Schedule: The number of Award Units subject to this Agreement in which the Recipient may vest will depend upon the Recipient’s continued service as an employee of the Company or an Affiliate (“Continued Service”) through specified dates, as set forth in further detail below.

1.    TRANCHES. The Award vests in tranches over              years, subject to Continued Service, with:

All vesting tranches (other than the final vesting tranche) will be rounded down to the nearest whole Award Unit.

2.    VESTING REQUIREMENTS. The vesting of the tranches will be subject to Recipient’s Continued Service through the applicable date set forth in Section 1 above. If Recipient’s Continued Service terminates prior to a vesting date, all then-unvested Award Units shall be forfeited without consideration.

3.    GOLDEN PARACHUTE PAYMENTS

3.1.    Best Results. If any payment or benefit that the Recipient would receive from the Company or any other Person whether in connection with the Award or otherwise (the “Payments”) would (a) constitute a “parachute payment” within the meaning of Section 280G of the Code and (b) but for this sentence, be subject to the excise tax imposed by Section 4999 of the Code (the “Excise Tax”), then the Payments will be either (x) delivered in full, or (y) delivered as to such lesser extent that would result in no portion of the Payments being subject to the Excise Tax, whichever of the foregoing amounts, taking into account the applicable federal, state, local and non-U.S. income taxes and the Excise Tax, results in the Recipient’s receipt, on an after-tax basis, of the greatest amount of Payments, notwithstanding that all or some of the Payments may be subject to the Excise Tax. If a reduction in Payments is made in accordance with the immediately preceding sentence, the reduction will occur, with respect to the Payments considered parachute payments within the meaning of Code Section 280G, in the following order: (i) reduction of any cash payments in reverse chronological order (that is, the cash payment owed on the latest date following the occurrence of the event triggering the Excise Tax will be the first cash payment to be reduced); (ii) cancellation of any equity awards that were granted “contingent on a change in ownership or control” within the meaning of Section 280G of the Code in the reverse order of date of grant of the awards (that is, the most recently granted equity awards will be cancelled first); (iii) reduction of any accelerated vesting of equity awards in the reverse order of date of grant of the awards (that is, the vesting of

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the most recently granted equity awards will be cancelled first); and (iv) reduction of any employee benefits in reverse chronological order (that is, the benefit owed on the latest date following the occurrence of the event triggering the Excise Tax will be the first benefit to be reduced). In no event will the Recipient have any discretion with respect to the ordering of Payment reductions. The Recipient will be solely responsible for the payment of all personal tax liability that is incurred as a result of the payments and benefits received under this Agreement, and the Recipient will not be reimbursed, indemnified, or held harmless by the Company or any of its Parent, Subsidiaries or Affiliates for any of those payments of personal tax liability.

3.2.    Determination of Excise Tax Liability. Unless the Company and the Recipient otherwise agree in writing, any determinations required under this Section 3 will be made in writing by a nationally recognized accounting or valuation firm (the “Firm”) selected by the Company, which selection will be subject to the agreement of the Recipient (which agreement will not be unreasonably withheld or delayed). The determinations of the Firm will be conclusive and binding upon the Recipient and the Company for all purposes absent manifest error. For purposes of making the calculations required by this Section 3, the Firm may make reasonable assumptions and approximations concerning applicable taxes and may rely on reasonable, good faith interpretations concerning the application of Sections 280G and 4999 of the Code. Further, the Firm shall take into account in its reasonable good faith professional judgment any positions to mitigate any excise taxes payable under Section 4999 of the Code, such as the value of any reasonable compensation for services to be rendered by the Recipient before or after the event triggering the Excise Tax, including any amounts payable to the Recipient following the Recipient’s termination of employment hereunder with respect to any non-competition provisions that may apply to the Recipient, and the Company shall cooperate in the valuation of any such services, including any non-competition provisions. The Company and the Recipient will furnish to the Firm such information and documents as the Firm reasonably may request in order to make determinations under this Section 3. The Company will bear the costs and make all payments for the Firm’s services in connection with any calculations contemplated by this Section 3. Subject to the Company’s good faith compliance with its obligations under this Section 3, the Company will have no liability to the Recipient for the determinations of the Firm.

3.3.    Stockholder Vote.    In the event that both (a) any Payments otherwise would constitute a “parachute payment” within the meaning of Section 280G of the Code, and (b) the Payments would be considered an “exempt payment” within the meaning of Section 280G(b)(5) of the Code (“Exempt Payment”) if the shareholder approval requirements under Section 280G(b)(5)(B) of the Code and Treasury Regulation Section 1.280G-1 Q/A-7 (such vote by shareholders, the “280G Vote”) were satisfied, then, at the election of the Recipient and subject to the Recipient’s compliance with this Section 3.3, the Company will submit the 280G Waived Payments to the Company’s stockholders for a 280G Vote. The “280G Waived Payments” are those Payments under the Award or otherwise that are subject to the 280G Vote, provided that, prior to the Company’s solicitation of approval by the Company’s stockholders in the 280G Vote, the Recipient has agreed to waive the Recipient’s right (if any) to receive or retain (as applicable) those Payments in the event that approval by the Company’s stockholders necessary to deem the Payments as Exempt Payments is not obtained in the 280G Vote. If the Recipient elects to have the Company submit the 280G Waived Payments to a 280G Vote, then the Recipient agrees to reasonably cooperate with the Company in the solicitation of

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the 280G Vote and the timely execution of the Recipient’s waiver of any Payments in order for the Payments to properly constitute 280G Waived Payments in compliance with the applicable shareholder approval requirements under Section 280G(b)(5)(B) of the Code and Treasury Regulation Section 1.280G-1 Q/A-7. Any reduction in Payments required as a result of the 280G Vote will be completed in the order provided in Section 3.1.

4.    CHANGE IN CONTROL. In the event of an Acquisition or Other Combination (as such terms are defined in the WeWork Companies Inc. 2015 Equity Incentive Plan (as assumed by the Company and as in effect on the Grant Date (hereinafter, the “Plan”)), the Award Units shall be subject to adjustments and other treatments that are consistent with those set forth in Section 11.1 of the Plan, which adjustments and other treatments shall be conclusively determined by the Board of Directors of the Company or a committee thereof.

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EXHIBIT B

SECTION 83(B) ELECTION FORM

The undersigned was granted Award Units (as defined below) of The We Company PI L.P. (the “Partnership”) and Class C Common Stock of The We Company on [date], 2019 (the “Grant Date”). The undersigned hereby makes an election, pursuant to §83(b) of the Internal Revenue Code of 1986, as amended (the “Code”), and Treasury Regulation §1.83-2, to include in gross income for the taxable year of the Grant Date the excess, if any, of the fair market value of the Award Units and Class C Common Stock of the We Company on the Grant Date (as set forth in paragraph 6 below) over the amount, if any, paid for such property (as set forth in paragraph 7 below). The undersigned makes this election solely as a protective measure and does not hereby admit, concede or otherwise waive any rights that the undersigned may have at any time, including, without limitation, the right to deny that the Award Units and Class C Common Stock of The We Company constitute property under §83(b) of the Code.

The following information is supplied in accordance with Treasury Regulation §1.83-2(e):

1.    The name, address and social security number of the undersigned:

Name:
Address:
SSN:

2.    A description of the property with respect to which the election is being made: A profits interest in the Partnership comprised of [    ] Award Units of the Partnership (the “Award Units”) and an equivalent number of shares of Class C Common Stock of The We Company.

3.    The date on which the property was transferred: the Grant Date.

4.    The taxable year for which such election is made: Calendar year 2019.

5.    The restrictions to which the property is subject: All or a portion of the Award Units and Class C Common Stock of The We Company may be subject to forfeiture to the Partnership in certain circumstances under the terms of an agreement between the undersigned and the Partnership. The Award Units and Class C Common Stock of The We Company are also subject to transfer restrictions.

6.    The aggregate fair market value on the Grant Date of the property with respect to which the election is being made, determined without regard to any lapse restrictions: $0.00.

7.    The aggregate amount paid for such property: $0.00.

8.    A copy of this election has been furnished to the General Partner pursuant to Treasury Regulations §1.83-2(e)(7).

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The undersigned understands that the foregoing election may not be revoked except with the consent of the Commissioner of the Internal Revenue Service.

Name:

Dated:

INSTRUCTIONS: In order to make an election under §83(b) of the Code, this election form must be executed by the elector within thirty (30) days after the Grant Date. One copy of this form should be submitted to the General Partner of the Partnership and a second copy should be filed within thirty (30) days after the Grant Date with the Internal Revenue Service Center with which the elector normally files the elector’s federal income tax return.

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Exhibit C

CONSENT OF SPOUSE

I,                                                  , the spouse of                                                  , hereby acknowledge that I have read the foregoing Partnership Class PI Common Unit Award Agreement and the Amended and Restated Agreement of Exempted Limited Partnership of The We Company PI L.P., dated as of              (together with the Schedules and Exhibits thereto, as hereafter amended, restated, modified, supplemented or replaced, the “LPA”), (together, the “Agreements”) to which my spouse is a party, and that I understand their contents. I am aware that the Agreements contain numerous provisions that affect my spouse, any Limited Partner (as defined in the Agreements) and the Award Units (as defined in the Unit Award Agreement) and Class C Common Stock (as defined in the Unit Award Agreement) granted to my spouse pursuant to the Agreements, including, without limitation, provisions that provide for the forfeiture of such Award Units and Class C Common Stock and repurchase of such Award Units and Class C Common Stock under certain circumstances, and impose other restrictions on the transfer of such Award Units and Class C Common Stock. I hereby consent to the Agreements and agree to be bound by the provisions of the Agreements, and any other agreements now or hereafter entered into by my spouse in connection with such Award Units and Class C Common Stock as and to the same extent as if an initial named party thereto and as amended from time to time. Specifically, I agree that my spouse’s interest in the Award Units and Class C Common Stock is subject to the Agreements and any direct or indirect interest I may have in such Award Units will also be irrevocably bound by the Agreements and, further, that my marital or community property interest in such Award Units and Class C Common Stock will be similarly bound by the Agreements. This consent and agreement may be relied upon by my spouse, the Partnership and the General Partner, and is irrevocable.

I hereby irrevocably constitute and appoint my spouse as my true and lawful attorney and proxy in my name, place and stead to sign, make, execute, acknowledge, deliver, file and record all documents which may be required, and to manage, vote, act and make all decisions with respect to (whether necessary, incidental, convenient or otherwise), any and all Award Units and Class C Common Stock in which I now have or may hereafter acquire any interest in, with all powers I would possess if personally present, it being expressly understood and intended that the foregoing power of attorney and proxy is coupled with an interest; and this power of attorney is a durable power of attorney and will not be affected by disability, incapacity or death of my spouse, or dissolution of marriage and this proxy will not terminate without the consent of my spouse, the Partnership and the General Partner.

I am aware that the legal, financial and other matters contained in the Agreements are complex and I am encouraged to seek advice with respect thereto from independent legal and/or financial counsel. I have either sought such advice or determined after carefully reviewing the Agreements that I hereby waive such right.

Acknowledged and agreed on this day
of .

Name:

EXHIBIT D

JOINDER

This Joinder Agreement (the “Joinder Agreement”) is made as of the date written below by the undersigned (the “Joining Party”) in accordance with the Partnership Class PI Common Unit Award Agreement, dated as of              (as amended, restated or otherwise modified from time to time, the “Agreement”), by and among The We Company Management Holdings L.P., a Cayman Islands exempted limited partnership (the “Partnership”), The We Company, a Delaware corporation, and              (the “Recipient”). Capitalized terms used but not defined herein shall have the meanings assigned to them in the Agreement.

The Joining Party hereby acknowledges, agrees and confirms that, by its execution of this Joinder Agreement, the Joining Party shall be deemed to be a party to the Amended and Restated Agreement of Exempted Limited Partnership of The We Company PI L.P. (the “LPA”) as of the date hereof and shall have all of the rights and obligations of the Recipient thereunder as if it had executed the LPA. The Joining Party hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the LPA.

This Agreement is governed by the laws of the Cayman Islands. Section 12(f) of the Agreement (Dispute Resolution) shall apply mutatis mutandis.

IN WITNESS WHEREOF, the undersigned has executed this Joinder Agreement as of             .

[NAME OF JOINING PARTY]

Name:
Title:

Acknowledged by:
The We Company PI L.P.

By:
Name:
Title:

EXHIBIT E

PROVISIONS FOR CALIFORNIA RESIDENTS

With respect to securities granted to California residents prior to a public offering of the Partnership that is effected pursuant to a registration statement filed with, and declared effective by, the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “1933 Act”), and only to the extent required by applicable law, the following provisions shall apply notwithstanding anything in this Agreement to the contrary:

1.    The total number of securities which may be issued under this Agreement is             .

2.    The securities shall be non-transferable other than by will, by the laws of descent and distribution, or, if and to the extent permitted under the Agreement, to a revocable trust or as permitted by Rule 701 of the Securities Act of 1933, as amended (17 C.F.R. 230.701).

3.    In the event of a stock split, reverse stock split, stock dividend, recapitalization, combination, reclassification or other distribution of the Partnership’s equity securities without the receipt of consideration by the Partnership, of or on the securities, the number of securities covered by the Agreement will be proportionally adjusted to reflect such event.

4.     Securities must be issued within 10 years from the date the LPA is adopted by the General Partner or the date the LPA is approved by the security holders, whichever is earlier.

5.    This Exhibit E is intended to comply with Section 25102(o) of the California Corporations Code. Any provision of this Agreement which is inconsistent with Section 25102(o), including without limitation any provision of this Agreement that is more restrictive than would be permitted by Section 25102(o) as amended from time to time, shall, without further act or amendment by the General Partner, be reformed to comply with the provisions of Section 25102(o). If at any time the Company determines that the delivery of securities may be unlawful under the laws of any applicable jurisdiction, or federal or state securities laws, the right to receive securities pursuant to an award shall be suspended until the Company determines that such delivery is lawful. The Partnership shall have no obligation to effect any registration or qualification of the securities under federal or state law.